SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant {X}

Filed by a Party other than the Registrant {_}

Check the appropriate box:

{_}	Preliminary Proxy Statement
{_}	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
{X}	Definitive Proxy Statement
{_}	Definitive Additional Materials
{_}	Soliciting Material Pursuant to § 240.14a-12

SYMYX TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{X}	No fee required.

{_}	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

{_}	Fee paid previously with preliminary materials.

{_}	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SYMYX TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 29, 2003

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SYMYX TECHNOLOGIES, INC., a Delaware corporation (the “Company”), will be held on Thursday, May 29, 2003, at 9:00 a.m. local time, at 1263 East Arques Ave., Sunnyvale, California 94085 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect three (3) Class I directors to serve for terms of three years expiring upon the 2006 Annual Meeting of Stockholders or until their successors are elected.

2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2003.

3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of Common Stock.

4.	To approve an amendment to the Company’s 1997 Stock Plan to increase the automatic annual option grant to each outside director from 7,500 shares to 10,000 shares.

5.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only stockholders of record at the close of business on April 2, 2003 are entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

For the Board of Directors

STEVEN GOLDBY
Chairman
Chief Executive Officer

Santa Clara, California

April 10, 2003

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS MAY 29, 2003
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1
ELECTION OF DIRECTORS
PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO 1997 STOCK PLAN TO INCREASE OUTSIDE DIRECTOR AUTOMATIC ANNUAL OPTION GRANTS
EXECUTIVE OFFICERS
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
APPENDIX A
CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SYMYX TECHNOLOGIES, INC.

SYMYX TECHNOLOGIES, INC.

PROXY STATEMENT FOR THE 2003
ANNUAL MEETING OF STOCKHOLDERS
May 29, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of Symyx Technologies, Inc. (the “Company” or “Symyx”), for use at the Annual Meeting of Stockholders to be held Thursday, May 29, 2003 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s offices at 1263 East Arques Ave., Sunnyvale, California 94085. The Company’s telephone number at that location is (408) 764-2000.

      These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2002, including financial statements, were first mailed on or about April 14, 2003 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

      Stockholders of record at the close of business on April 2, 2003 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 30,987,326 shares of the Company’s Common Stock were issued and outstanding and held of record by approximately 190 stockholders. The closing price of the Company’s Common Stock on the Record Date as reported by The National Association of Securities Dealers, Inc. Automated Quotation National Market was $15.80 per share.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, or to the Inspector of Elections at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Voting and Solicitation

      Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

      The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

      Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the meeting and will determine whether or not a quorum is present. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

      Shares that are voted “FOR,” “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote (the “Votes Cast”) with respect to such matter.

      While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of an amendment to an option plan). Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

      Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the three Class I directors, for the confirmation of the appointment of the designated independent auditors, for the approval of the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, for the approval of the proposed amendment to the Company’s 1997 Stock Plan, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Deadline for Receipt of Stockholder Proposals

      Proposals of stockholders that are intended to be presented by such stockholders at the Company’s 2004 Annual Meeting must be received by the Company no later than December 24, 2003 in order that such proposals may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors and Nominees for Director

      Pursuant to the Company’s Restated Certificate of Incorporation, the Company’s Board of Directors currently consists of seven persons, divided into three classes serving staggered terms of three years. Currently, there are three directors in Class I, one director in Class II and three directors in Class III. Three Class I directors are to be elected at the Annual Meeting. The Class II and Class III directors will be elected at the Company’s 2004 and 2005 Annual Meetings of Stockholders, respectively. Each of the Class I directors elected at the Annual Meeting will hold office until the 2006 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

      In the event that any of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

      The names of the three Class I nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date, and certain information about them are set forth below. The names of the current Class II and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

		First
		Became a	Principal Occupation/
Name	Age	Director	Position Held With the Company

Nominees for Class I Directors
Thomas R. Baruch(1)	64	1996	General Partner, CMEA Ventures
Samuel D. Colella(2)	63	1997	Managing Director, Versant Ventures
Martin S. Gerstel(1)	61	1995	Chairman, Compugen, Ltd.

Continuing Class II Directors
Steven D. Goldby	62	1998	Chairman of the Board and Chief Executive Officer

Continuing Class III Directors
Kenneth J. Nussbacher(1)	50	1995	Fellow, Affymetrix, Inc.
Mario M. Rosati(2)	56	1994	Partner, Wilson Sonsini Goodrich & Rosati
Peter G. Schultz, Ph.D.	46	1996	Institute Director, Genomics Institute of the Novartis Research Foundation

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee and Nominating and Governance Committee

      There are no family relationships among any of the directors or executive officers of the Company.

Directors to be Elected at the Annual Meeting

      Thomas R. Baruch has served as one of our directors since May 1996. Since 1988, Mr. Baruch has been a general partner of CMEA Ventures, a venture capital firm. From 1990 to 1996, Mr. Baruch also served as a special partner of New Enterprise Associates. Mr. Baruch serves on the boards of directors of Aerogen Inc., Netro Corp., Aclara BioSciences, Inc. and Physiometrix, Inc. Mr. Baruch holds a B.S. from Rensselaer Polytechnic Institute and a J.D. from Capital University.

      Samuel D. Colella has served as one of our directors since August 1997. During 1999, Mr. Colella co-founded Versant Ventures and holds the position of Managing Director. Since 1984, Mr. Colella has been a general partner of Institutional Venture Partners. Mr. Colella holds a B.A. and B.S. from the University of Pittsburgh and an M.B.A. from Stanford University.

      Martin S. Gerstel has served as one of our directors since February 1995. Mr. Gerstel serves as Chairman of Compugen Ltd. and Co-Chairman of Itamar Medical Ltd. Previously, Mr. Gerstel participated in the founding of ALZA Corporation, where he held numerous positions including President and Chief Operating Officer from 1982 to 1987 and Co-Chairman and Chief Executive Officer from 1987 to 1993. Mr. Gerstel holds a B.S. from Yale University and an M.B.A. from Stanford University.

Directors Whose Terms Extend Beyond the Annual Meeting

      Steven D. Goldby has served as our Chairman of the Board and Chief Executive Officer since July 1998. Prior to joining Symyx, Mr. Goldby served as Chief Executive Officer of MDL Information Systems, Inc. from 1987 to July 1998. Mr. Goldby is a director of PeopleSoft, Inc. Mr. Goldby holds an A.B. from the University of North Carolina and a J.D. from Georgetown University Law School.

      Kenneth J. Nussbacher has served as one of our directors since February 1995. Mr. Nussbacher has been a Fellow of Affymetrix since August 2000. Previously, Mr. Nussbacher was Executive Vice President of Affymetrix from 1995 to 2000 and was Chief Financial Officer of Affymetrix from 1995 to 1997. Mr. Nussbacher holds a B.S. from Cooper Union and a J.D. from Duke University.

      Mario M. Rosati has served as one of our directors since September 1994. Mr. Rosati has been with the Palo Alto, California law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, since 1971, first as an associate and then as a member since 1975. Mr. Rosati also serves as a director of Aehr Test Systems, Genus, Inc., interWAVE Communications International, Ltd., Sanmina-SCI Corporation, The Management Network Group, Inc. and Vivus, Inc. Mr. Rosati holds a B.A. from the University of California, Los Angeles and a J.D. from the University of California, Berkeley, Boalt Hall School of Law.

      Peter G. Schultz, Ph.D. has been one of our directors since January 1996 and is one of our founders. Since November 1998, Dr. Schultz has been Institute Director of the Genomics Institute of the Novartis Research Foundation. Since 1999, Dr. Schultz has also been Professor of Chemistry at Scripps Research Institute. From 1985 to 1998, Dr. Schultz was Professor of Chemistry at the Lawrence Berkeley Laboratories of the University of California, Berkeley. He holds a B.S. and a Ph.D. from the California Institute of Technology.

Board Meetings and Committees

      The Board of Directors of the Company held a total of five meetings during the fiscal year ended December 31, 2002. Each director other than Francois L’Eplattenier attended at least seventy-five percent of the meetings of the Board and each committee on which the director served during fiscal 2002. Mr. L’Eplattenier resigned from the Board of Directors effective upon the 2002 Annual Meeting of Stockholders.

      The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. From time to time, the Board may create various ad hoc committees for special purposes. No such committee is currently functioning.

      The Audit Committee is composed of independent directors, as defined in the National Association of Securities Dealers, Inc.’s listing standards, for which information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the “Report of the Audit Committee,” included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

      Members acting on the committees of the board during the year were:

Nominating and
Audit Committee	Compensation Committee	Governance Committee

Kenneth J. Nussbacher (Chairman)	Samuel D. Colella (Chairman)	Mario M. Rosati (Chairman)
Thomas R. Baruch	Mario M. Rosati	Samuel D. Colella
Martin S. Gerstel

      The Compensation Committee held 2 meetings during fiscal 2002 and all members were present at the meetings. The Compensation Committee makes recommendations to the Board of Directors regarding our stock plans and determines the compensation of officers. None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of the Company’s officers or employees. No member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more officers serving as a member of the Company’s Board of Directors or Compensation Committee.

      The Nominating and Governance Committee was established in October 2002 and first met in January 2003. The Nominating and Governance Committee makes recommendations to the Board of Directors regarding composition, organization and compensation of the board and its committees. This Committee considers nominees proposed by stockholders. To recommend a prospective nominee for consideration by the Nominating and Governance Committee, stockholders should submit the candidate’s name and qualifications to the Company’s Corporate Secretary in writing to the following address: Symyx Technologies, Inc., 3100 Central Expressway, Santa Clara, CA 95051, Attn: Corporate Secretary.

Compensation of Directors

      Our non-employee directors are reimbursed for expenses incurred in connection with attending board and committee meetings but have not historically received cash payments for their services as board or committee members. We have in the past granted non-employee directors options to purchase our common stock pursuant to the terms of our stock plans, and our board continues to have the discretion to grant options to new non-employee directors. Our outside directors each have annually received automatic, nondiscretionary grants of options to purchase 7,500 shares of our common stock under our 1997 Stock Plan. Commencing January 1, 2003, each non-employee director will receive $30,000 per annum, paid in equal quarterly installments. In addition, if our stockholders approve Proposal No. 4 below, these automatic, nondiscretionary grants of options to our outside directors will be increased to 10,000 shares annually, beginning in 2003.

Vote Required

      The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Class I directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

      THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003, and recommends that stockholders vote “FOR” ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee and the Board of Directors will reconsider their selection.

      Ernst & Young LLP has audited the Company’s financial statements annually since the Company’s inception.

Fees Paid or Due to Ernst & Young LLP

      Audit Fees — Fees paid or due by the Company to Ernst & Young LLP for the 2002 annual audit and quarterly reviews were $195,000.

      Financial Information Systems Design and Implementation — The Company did not engage Ernst & Young LLP to undertake any financial information systems design and implementation work during the year ended December 31, 2002.

      All Other Fees — The total of all other fees paid or due by the Company to Ernst & Young LLP for services rendered during 2002 was $131,000, including audit related services of $44,000 and non-audit services of $87,000. Audit related services generally include fees for accounting consultations and SEC registration statements, whereas non-audit services generally include fees for income tax return preparation, sales and use tax filings and export compliance for NAFTA and Department of Commerce purposes.

      Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year.

      THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO REDUCE AUTHORIZED SHARES OF COMMON STOCK

General

      The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), as currently in effect, provides that the total number of shares of capital stock that the Company is authorized to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. On January 28, 2003, subject to subsequent approval by the Company’s stockholders, the Company’s Board of Directors approved an amendment to the Certificate (the “Amendment”) to reduce the number of shares of Common Stock authorized for issuance under the Certificate by 40,000,000 to a new total of 60,000,000 shares. As more fully described below, the proposed Amendment is intended to result in state franchise tax savings for the Company while continuing to provide the Company with sufficient flexibility to meet future needs for unreserved Common Stock.

Reasons for Amendment

      Although alternative methods of calculating state franchise taxes are allowed in some cases, it is often to the Company’s economic advantage to calculate certain state franchise taxes using the “authorized number of shares method.” Under this tax calculation method, however, a larger number of authorized shares of capital stock typically results in a larger franchise tax obligation of the Company. The Company believes that it can achieve a substantial state franchise tax savings by reducing its authorized number of shares of capital stock and has therefore proposed a reduction in the authorized number of shares of Common Stock by 40,000,000 shares. The number of shares that would remain available following the proposed Amendment is considered adequate for the Company’s currently anticipated requirements. Furthermore, adoption of the proposed Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company. If the Amendment is adopted, it will become effective upon filing of the Amendment with the Secretary of the State of Delaware.

Vote Required

      The affirmative vote of a majority of the shares outstanding on the Record Date will be required to approve the amendment to the Amended and Restated Certificate of Incorporation.

      THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO 1997 STOCK PLAN TO INCREASE
OUTSIDE DIRECTOR AUTOMATIC ANNUAL OPTION GRANTS

General

      The Company’s 1997 Stock Plan (the “Plan”) currently provides for each non-employee director of the Company (an “Outside Director”) to receive an automatic, nondiscretionary stock option grant for the purchase of 7,500 shares of Common Stock following each annual meeting of the Company’s stockholders. On January 28, 2003, subject to subsequent approval by the Company’s stockholders, the Company’s Board of Directors approved an amendment to the Plan (the “Plan Amendment”) to increase these automatic option grants to Outside Directors to 10,000 shares per year. As more fully described below, the proposed Plan Amendment is intended to provide Outside Directors with increased incentive-based compensation for their services to the Company, in recognition of their additional responsibilities.

Reasons for Amendment

      Following the review and recommendation of the Nominating and Governance Committee of the Board of Directors, the Company’s Board of Directors believes it is appropriate and in the best interests of the Company and its stockholders to adopt the Plan Amendment. The Company believes that the increased automatic option grants under the proposed Plan Amendment, as part of an overall director compensation arrangement, will be an important factor in continuing to attract, motivate and retain qualified individuals to serve on the Company’s Board of Directors. The Company also believes that the Plan Amendment would serve as appropriate recognition of the increased time commitment and responsibilities required of Outside Directors under recently adopted corporate governance laws, regulations and policies. Furthermore, the stock options received by Outside Directors are granted at an exercise price equal to the fair market value of the Common Stock on the date of grant. Therefore, these options only become valuable if the price of the Company’s Common Stock increases over time and as the options vest.

Vote Required

      The affirmative vote of a majority of the Votes Cast will be required to approve the amendment of the 1997 Stock Plan.

      THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 1997 STOCK PLAN.

EXECUTIVE OFFICERS

      The following table sets forth information as of December 31, 2002 regarding executive officers of the Company.

Name	Age	Position

Steven D. Goldby	62	Chairman of the Board and Chief Executive Officer
Isy Goldwasser	32	President and Chief Operating Officer
W. Henry Weinberg, Ph.D.	58	Senior Vice President and Chief Technical Officer
Jeryl L. Hilleman	45	Senior Vice President and Chief Financial Officer

      Steven D. Goldby biographical information is set forth above at Proposal No. 1.

      Isy Goldwasser has served as our President and Chief Operating Officer since February 1998. From February 1996 to February 1998, Mr. Goldwasser served as our Vice President of Corporate Development. Mr. Goldwasser holds a B.S. from the Massachusetts Institute of Technology and an M.S. from Stanford University.

      W. Henry Weinberg has served as our Senior Vice President since August 1999 and our Chief Technical Officer on a full time basis since March 1996. Dr. Weinberg also previously served as our Vice President from March 1996 to August 1999. Dr. Weinberg is also an Adjunct Professor of Chemical Engineering at the University of California, Santa Barbara. Dr. Weinberg is a member of the National Academy of Engineering. He holds a B.S. from the University of South Carolina and a Ph.D. from the University of California, Berkeley.

      Jeryl Lynn Hilleman has served as our Senior Vice President since August 1999 and our Chief Financial Officer since June 1997. Ms. Hilleman also previously served as our Vice President from June 1997 to August 1999. Ms. Hilleman holds an A.B. from Brown University and an M.B.A. from the Wharton School of Business.

Executive Officer Compensation

      The following table sets forth the compensation paid by us during 2000, 2001 and 2002 to our Chief Executive Officer and our other executive officers who received compensation of more than $100,000 during 2000, 2001 and 2002:

				Long-Term
				Compensation
		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options(#)	Compensation($)

Steven D. Goldby	2002	$363,356	$112,500	50,000	$—
Chief Executive Officer and	2001	336,739	—	100,000	—
Chairman of the Board	2000	315,578	—	216,724	—

Isy Goldwasser	2002	294,358	90,000	50,000	—
President and Chief	2001	273,780	—	130,000	—
Operating Officer	2000	258,123	—	108,390	—

W. Henry Weinberg, Ph.D.	2002	333,126	102,000	50,000	—
Senior Vice President and	2001	309,081	—	110,000	20,000	(1)
Chief Technical Officer	2000	293,026	—	270,890	60,000	(1)

Jeryl L. Hilleman	2002	271,214	80,000	50,000	—
Senior Vice President and	2001	251,210	—	90,000	—
Chief Financial Officer	2000	241,740	—	175,057	—

(1)	Consists of housing allowance payments.

Option Grants in Last Fiscal Year

      The following table sets forth information relating to stock options granted during 2002 to our Chief Executive Officer and our other executive officers who received salary compensation of more than $100,000. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

	Individual Grants

		Percent of			Potential Realizable Value
	Number of	Total			at Assumed Annual Rates
	Securities	Options			of Stock Appreciation for
	Underlying	Granted to	Exercise		Option Term
	Options	Employees in	Price Per	Expiration
Name	Granted	2002(1)	Share	Date	5%	10%

Steven D. Goldby	50,000	4.37%	$16.70	2/29/2012	$525,127	$1,330,775
Isy Goldwasser	50,000	4.37	16.70	2/29/2012	525,127	1,330,775
W. Henry Weinberg, Ph.D.	50,000	4.37	16.70	2/29/2012	525,127	1,330,775
Jeryl L. Hilleman	50,000	4.37	16.70	2/29/2012	525,127	1,330,775

(1)	We granted options to purchase a total of 1,143,925 shares of common stock during 2002.

Aggregate Option Exercises in 2002 and Year-End Option Values

      The following table sets forth information for our Chief Executive Officer and our other executive officers who received salary compensation of more than $100,000 in 2002, relating to the number and value of securities underlying exercisable and unexercisable options held at December 31, 2002. None of these individuals exercised options in 2002.

	Number of Securities
	Underlying		Value of Unexercised
	Unexercised Options at		In-The-Money Options at
	December 31, 2002		December 31, 2002(1)

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Steven D. Goldby	396,235	59,377	$481,767	$—
Isy Goldwasser	297,373	111,016	843,588	—
W. Henry Weinberg	333,110	70,835	481,767	—
Jeryl L. Hilleman	479,569	40,209	481,767	—

(1)	Value of unexercised in-the-money options are based on a value of $12.59 per share, the last reported sale price of our common stock on the Nasdaq National Market on December 31, 2002, minus the per share exercise price, multiplied by the number of shares underlying the option.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

      The following report is provided to stockholders by the Compensation Committee of the Board of Directors:

The Compensation Committee of the Board of Directors (the “Committee”), comprising two outside directors, is responsible for the administration of the Company’s compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company’s compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company’s performance and stockholder return.

Compensation Philosophy. The Company’s overall executive compensation philosophy is based on a series of guiding principles derived from the Company’s values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for the Company;

•	Align the financial interest of executives and stockholders through equity-based plans;

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Program. The Committee is responsible for reviewing and determining the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Stock Plan. There are two major components to the Company’s executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1.	Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at biotechnology and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external fairness and the critical nature of the position relative to the success of the Company.

2.	Cash Bonus. Executive officers are eligible to receive annual cash performance bonuses of up to 50% of base salary. Bonuses are awarded based upon individual achievement of goals and based upon the Company achieving specific milestones.

3.	Long-Term Incentives. The Company’s Stock Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company’s Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to the Company’s executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning

(1)	The Compensation Committee Report is not deemed to be filed with the Securities and Exchange Commission (“SEC”), and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

the interests of management and the stockholders in enhancing the value of the Company’s equity.

4.	Benefits. The Company provides benefits to the named executive officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for the calendar year 2002 for any executive officer.

2002 Compensation for the Chief Executive Officer

      Mr. Goldby’s compensation package has been designed to encourage both short-term and long-term performance of the Company as well as align his interests with the interests of the stockholders. The majority of his compensation, including stock options and cash bonus, is at risk. He does not have an employment contract. The process of establishing the compensation for the Chief Executive Officer and the criteria examined by the Compensation Committee parallels the process and criteria used in establishing compensation levels for the other executives. The Company’s overall performance and Mr. Goldby’s individual performance are critical factors in the Compensation Committee’s determination.

      In determining Mr. Goldby’s salary for 2002, the Committee considered competitive compensation data for chairpersons and chief executive officers of similar companies within the high technology and biotechnology industries, taking into account Mr. Goldby’s experience and knowledge. The Committee determined that it was appropriate to increase Mr. Goldby’s annual salary from $350,000 to $375,000, commencing in July 2002. The cash bonus award paid to Mr. Goldby for 2002 was $112,500. During 2002, he received stock option grants under the 1997 Stock Option Plan covering 50,000 shares. These options vest over twelve months. The Compensation Committee’s decisions regarding Mr. Goldby’s stock option grants were based on its subjective assessment of the importance of his leadership to the Company’s plans for substantial growth and his ability to enhance value for the Company’s stockholders, as well as its expectations for his future contributions in leading the Company.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

      In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended, (the “Code”). Section 162(m) may limit the Company’s ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company’s Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during fiscal 2002.

      It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company’s corporate economic performance and the interest of the Company’s stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

      The foregoing Committee Report shall not be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Samuel D. Colella (Chairman)
Mario M. Rosati

March 5, 2003

REPORT OF THE AUDIT COMMITTEE(1)

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors’ independence. The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee approved all audit, audit related and non-audit services provided by the independent auditors. The Committee only approved services that were integrally connected to the audit services or that were at a level that did not otherwise compromise the auditors’ independence. The Committee has not approved any services by the independent auditors that are related to financial information systems design and implementation or strategic tax planning services. The Committee held five meetings during fiscal year 2002. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

      The foregoing Committee Report shall not be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

Respectfully submitted,

The Audit Committee of the Board of Directors

Kenneth J. Nussbacher (Chairman)
Thomas R. Baruch
Martin S. Gerstel

March 5, 2003

(1)	The Audit Committee Report is not deemed to be filed with the Securities and Exchange Commission (“SEC”), and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

STOCK PERFORMANCE GRAPH(1)

      The following graph compares the cumulative total stockholder return on the Company’s Common Stock with the cumulative total return for each of the Nasdaq National Market (U.S.) index and the S&P Biotechnology index for the period beginning on November 18, 1999, the Company’s first day of trading after its initial public offering, and ending on December 31, 2002. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*

AMONG SYMYX TECHNOLOGIES, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE S&P BIOTECHNOLOGY INDEX

*$100 invested on 11/18/00 in stock or on 10/31/99 in index —

including reinvestment of dividends.
Fiscal year ending December 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

	Cumulative Total Return

	11/18/1999	12/31/99	12/29/00	12/31/01	12/31/02

SYMYX TECHNOLOGIES, INC.	100.00	214.29	257.14	151.71	89.93
NASDAQ STOCK MARKET (U.S.)	100.00	136.83	82.33	64.75	45.18
S&P BIOTECHNOLOGY	100.00	150.63	143.42	138.08	109.88

(1)	The Stock Performance Graph and related disclosure are not soliciting material, are not deemed to be filed with the Securities and Exchange Commission (“SEC”), and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of the Company’s Common Stock as of February 28, 2003, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

	Shares Beneficially Owned

	Total	Shares Subject
Beneficial Owner	Number(1)	to Options(1)	Percent(1)(2)

5% Stockholders:
Wasatch Advisors, Inc.	2,664,940	—	8.6
150 Social Hall Ave Salt Lake City, UT 84111
T. Rowe Price Associates, Inc.	2,575,167	—	8.3
100 East Pratt Street Baltimore, MD 21202-1008
Kopp Investment Advisors, Inc.	2,424,736	—	7.8
7701 France Avenue South Suite 500 Edina, MN 55435-3201
J.P. Morgan Chase & Co.	1,657,113	—	5.4
270 Park Ave New York, NY 10017
Brown Capital Management, Inc.	1,629,290	—	5.3
1201 N. Calvert Street Baltimore, MD 21202
Executive Officers and Directors:
Steven D. Goldby(3)	589,535	302,035	1.9
Isy Goldwasser	427,003	227,448	1.4
W. Henry Weinberg, Ph.D.	682,833	372,833	2.2
Jeryl L. Hilleman(4)	374,673	269,744	1.2
Thomas R. Baruch	70,599	60,138	*
Samuel D. Colella(5)	220,985	21,250	*
Martin S. Gerstel(6)	196,250	21,250	*
Kenneth J. Nussbacher(7)	112,250	21,250	*
Mario M. Rosati	30,826	21,250	*
Peter G. Schultz, Ph.D.(8)	1,090,703	21,250	3.5
All directors and executive Officers as a group (10 persons)	3,795,657	1,338,448	11.7

*	Less than 1% of the outstanding shares of common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 28, 2003 are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)	Percentage of beneficial ownership is based on 30,968,555 shares of Common Stock outstanding as of February 28, 2003.

(3)	Includes 287,500 shares held by the Steven Goldby and Florence Goldby Trust, of which Mr. Goldby is trustee.

(4)	Includes 103,729 shares held by Jeryl L. Hilleman and William A. Albright, Jr. as trustees of the Hilleman/ Albright Family Trust. Also includes 600 shares held by Craig Albright as trustee of the Colin M. Albright 1991 Trust Agreement dated October 3, 1991 and 600 shares held by Craig M. Albright as trustee of the Evan M. Albright 1991 Trust Agreement dated October 3, 1991. Ms. Hilleman disclaims beneficial ownership of an aggregate 1,200 shares held in trust for the benefit of her children.

(5)	Includes 78,320 shares held by Samuel D. and Nancy R. Colella as trustees of The Colella Family Trust. Also includes 115,887 shares held by IVP Founders Fund I, L.P. and 5,528 shares held by Colella Family Partners. Mr. Colella is a general partner of each of these entities and disclaims beneficial ownership of these shares except to the extent of his individual partnership interests therein.

(6)	Includes 175,000 shares held by Shomar Corporation. Mr. Gerstel and his wife are the sole owners of this entity.

(7)	Includes 91,000 shares held by the Kenneth Nussbacher and Loretta Nussbacher Revocable Trust of which Mr. Nussbacher is a Trustee.

(8)	Includes 378,888 shares held by George E. Schultz as trustee of the Schultz Children’s Trust. Dr. Schultz disclaims beneficial ownership of these shares.

Equity Compensation Plan Information

      The following table provides information as of December 31, 2002 with respect to our shares of common stock that may be issued under our existing equity compensation plans.

	A		C
	Number of Securities	B	Number of Securities Remaining
	to be Issued upon	Weighted Average	Available for Future Issuance
	Exercise of	Exercise Price of	Under Equity Compensation
	Outstanding	Outstanding	Plans (Excluding Securities
Plan Category	Options	Options	Reflected in Column A)

Equity Compensation Plans Approved by Stockholders(1)	5,376,981 (3)	$25.21	1,939,714 (4)
Equity Compensation Plans Not Approved by Stockholders(2)	—	$—	1,000,000

Total	5,376,981	$25.21	2,939,714

(1)	Consists of the 1996 Stock Plan, 1997 Stock Plan and the 1999 Employee Stock Purchase Plan.

(2)	Consists solely of the 2001 Non-statutory Stock Option Plan. At December 31, 2002, no options have been granted under this Plan.

(3)	Excludes purchase rights accruing under our 1999 Employee Stock Purchase Plan which has a stockholder approved reserve of 1,011,739 shares. Under the 1999 Employee Stock Purchase Plan, each eligible employee may purchase up to a maximum of 10,000 shares per annum of common stock at semi-annual intervals on the last U.S. business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date. Eligible employees may defer up to 10% of their salary, but not to exceed $25,000 worth of stock in any calendar year, to purchase shares under this Plan.

(4)	Consists of shares available for future issuance under our 1996 Stock Plan, 1997 Stock Plan and the 1999 Employee Stock Purchase Plan. As of December 31, 2002, an aggregate of 1,011,739 shares of common stock were available for issuance under the 1999 Employee Stock Purchase Plan and 927,975 shares of common stock were available for issuance under the 1996 Stock Plan and 1997 Stock Plan. The 1999 Employee Stock Purchase Plan provides for annual increases in the number of shares available for issuance under the Plan on the first day of each fiscal year, equal to the lesser of 1% of the outstanding shares of common stock on the first day of the fiscal year, 350,000 shares, or a lesser amount as determined by our board of directors. The 1997 Stock Plan provides for an annual increase in the number of shares of common stock reserved for issuance equal to the lesser of 1,500,000 shares, 4% of the outstanding shares on the date of the annual increase, or a lesser amount as determined by our board of directors.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers and beneficial owners of more than 10% of the Company’s Common Stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the “SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms submitted to it during the year ended December 31, 2002 (the “Last Fiscal Year”), the Company believes that, during the Last Fiscal Year, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all section 16(a) requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Officers

      Prior to the Company’s initial public offering in November 1999, the Company implemented a program under which our directors, executive officers and a number of other key employees were permitted to purchase restricted stock or to exercise their outstanding options as to both vested and unvested shares, with unvested shares being subject to a right of repurchase at cost in favor of Symyx in the event of termination of employment prior to vesting of all shares. Under this program, the participants paid the exercise price for their outstanding options pursuant to full recourse promissory notes. The notes bear interest at rates between 4.6% and 6.0% per annum and are due and payable on the earlier of 120 days after termination of the participant’s employment with us, or on various dates beginning in February 2003. The principal amounts of each note payable by a director or executive officer are set forth below:

	Original	Principal	Dec. 31, 2002
Director or Executive Officer	Note Amount	Repayments	Note Amount

Steven D. Goldby	$303,750	$135,971	$167,779
Isy Goldwasser	50,000	—	50,000
W. Henry Weinberg, Ph.D.	80,000	—	80,000 (1)
Jeryl L. Hilleman	13,500	—	13,500

(1)	Dr. Weinberg fully repaid this note in February 2003.

Indemnification Agreements

      The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

Change of Control Agreements

      We have entered into change of control agreements with Steven D. Goldby, Isy Goldwasser, W. Henry Weinberg and Jeryl L. Hilleman. In the event of a change of control of Symyx (as defined in the agreements) and the actual or constructive termination of employment, without cause, of the executive within 18 months following the change of control, all outstanding stock options issued to the executive will be accelerated and all of our rights to repurchase their restricted stock will lapse. Under these agreements, constructive termination of employment means the executive’s resignation following a reduction in salary, a material reduction in employment-related responsibilities or a requirement to relocate outside the Silicon Valley area.

Other Transactions

      Mario M. Rosati, one of our directors, is also a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, which has served as our outside corporate counsel since our formation.

Policy Regarding Transactions with Affiliates

      It is our policy that future transactions with affiliates, including any loans we make to principal stockholders or other affiliates will be on terms no less favorable to us than we could have obtained from unaffiliated third parties. These transactions will be approved by a majority of our board of directors, including a majority of the independent and disinterested members or, if required by law, a majority of our disinterested stockholders.

OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Santa Clara, California

April 10, 2003

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

SYMYX TECHNOLOGIES, INC.

I.	Organization

      This Charter (“Charter”) governs the operations of the Audit Committee of the Board of Directors (the “Audit Committee” or the “Committee”) of Symyx Technologies, Inc. (the “Company”). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Company’s Board of Directors (the “Board of Directors” or the “Board”) for all changes to the Charter.

      This Charter is intended to guide the Audit Committee regarding the scope of its activities and the procedures to use in serving the interests of the Company and its Shareholders. This Charter is not intended to give rise to an affirmative legal duty to investigate, unless the Committee determines, in the exercise of reasonable business judgment, that such an investigation is appropriate. However, this Charter recognizes that it is in the interest of the Company and its stockholders that the Audit Committee have the power to investigate any matter of which the Committee is aware and which falls within this Charter, with full access to the books, records, facilities and personnel of the Company and that the Committee has the authority to retain independent counsel or other advisors as necessary in the opinion of the Committee.

II.	Purpose

      The purpose of the Audit Committee shall be to:

•	Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s financial reporting process, (iii) the Company’s compliance with legal and regulatory requirements under applicable securities law, (iv) the independent auditor’s qualifications, independence and performance, and (v) the Company’s systems of internal accounting and financial controls;

•	Present a report in accordance with the rules of the Securities and Exchange Commission (the “SEC”) in the Company’s annual proxy statement;

•	Provide the Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that come to its attention and that require the attention of the Board.

      The Committee will cooperate with the independent auditors and management of the Company to maintain free and open communication between the Committee, independent auditors, and management of the Company.

      In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

III.	Membership

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Committee will consist of at least three members of the Board of Directors. Members of the Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC, and be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;

•	Each member will be able to read and understand fundamental financial statements; and

•	At least one member will be an audit committee financial expert, who has the following attributes:

(i)	An understanding of generally accepted accounting principles and financial statements;

(ii)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii)	Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)	An understanding of internal controls and procedures for financial reporting; and

(v)	An understanding of audit committee functions.

The audit committee financial expert(s) must have acquired such attributes through any one or more of the following:

(i)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

(ii)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

(iii)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

(iv)	Other relevant experience.

      The members of the Committee shall be elected by the Board to serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

IV.	Meetings

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

      As part of its job to foster open communication, the Audit Committee will meet together or separately with the Chief Executive Officer, the Chief Financial Officer and the Corporate Controller of the Company at such times as are appropriate to review the financial affairs of the Company.

      The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

V.	Duties and Responsibilities

      The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

      The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Audit Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•	Sole authority for the appointment and termination, compensation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The Committee shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by:

a.	reviewing the independent auditors’ proposed scope and approach for their audit and quarterly reviews for the current year;

b.	obtaining quarterly representations from the independent auditors regarding relationships and services with the Company that may impact independence, and to the extent there are such relationships, monitoring and investigating them;

c.	reviewing the auditors’ independence, including obtaining an annual written communication delineating all the independent auditors’ relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and presenting this statement to the Board of Directors;

d.	reviewing any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues;

e.	discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and

f.	reviewing reports submitted to the Audit Committee by the independent auditors in accordance with the applicable SEC requirements;

•	The Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the Company’s system of accounting and financial controls. The Committee shall review:

(i)	management’s assertion on its assessment of the effectiveness of disclosure and internal controls;

(ii)	the disclosure regarding such controls required under SEC rules to be contained in the Company’s periodic filings; and

(iii)	the attestations or reports by the independent auditors relating to such disclosure;

•	Directing the Company’s independent auditors to review (before filing with the SEC) the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (before release) the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review;

•	Discussing quarterly with the independent auditor the critical policies and practices of the Company, and any alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, together with the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	Reviewing with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards and any significant suggestions for improvements provided to management by the independent auditors;

•	The Committee shall meet from time-to-time with each of management and the independent auditors to discuss issues and concerns warranting committee attention. The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and Audit Committee members, member qualifications and activities;

•	Reporting the results of the annual audit to the Board of Directors and, if requested by the Board, inviting the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions; alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Providing oversight and review (at least annually) of the Company’s policies, including its investment policies;

•	Reviewing and approving any related party transactions;

•	Review corporate attorneys’ reports, if any, of evidence of a material violation of securities laws or breaches of fiduciary duty;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing its own Charter, structure, processes and membership requirements;

•	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC;

•	Including a copy of this Charter in the proxy statement at least triennially or the year after any significant amendment to the Charter; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Committee regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

VI.	Minutes

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

VII.	Reports

      In addition to presenting the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

VIII.	Compensation

      Members of the Audit Committee may not receive any compensation from the Company except the compensation, if any, that they receive for service as a member of the Board of Directors or any committee thereof.

IX.	Delegation of Authority

      The Audit Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

SYMYX TECHNOLOGIES, INC.
ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 29, 2003
9.00 a.m. Pacific Standard Time

SYMYX TECHNOLOGIES, INC.
1263 East Arques Avenue
Sunnyvale, CA 94085

Symyx Technologies, Inc. 1263 East Arques Avenue Sunnyvale, CA 94085	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 29, 2003.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Steven D. Goldby and Jeryl L. Hilleman, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

SEE REVERSE FOR VOTING INSTRUCTIONS

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Election of directors:	01 02 03	Thomas R. Baruch Samuel D. Colella Martin S. Gerstel	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratifying the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending
	December 31, 2003.	☐	For	☐	Against	☐	Abstain

3.	Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to reduce the number of
	authorized shares of Common Stock.	☐	For	☐	Against	☐	Abstain

4.	Approving an amendment to the Company’s 1997 Stock Plan to increase the automatic annual option grant to each outside
	director from 7,500 shares to 10,000 shares.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.